Exhibit 99.2

ESSEX PORTFOLIO, L.P.

CERTIFICATION pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with this annual report of Essex Portfolio, L.P. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Michael J. Schall, Chief Financial Officer of Essex Property Trust, Inc., the general partner of the registrant Essex Portfolio, L.P., hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: March 31, 2003

/s/ Michael J. Schall
 Michael J. Schall
Chief Financial Officer